3 TO 1 FUNDS:

3 to 1 Diversified Equity Fund

Supplement to the Prospectus dated April 30, 2010

Termination of Subadviser:

Effective as of January 20, 2011, Envestnet Asset Management, Inc. (“Envestnet”), as investment adviser to the 3 to 1 Diversified Equity Fund (the “Equity Fund”), will terminate the subadvisory relationship with Aletheia Research and Management, Inc. (“Aletheia”).  There are no changes to the subadvisory relationships for the 3 to 1 Strategic Income Fund. As a result of the changes to the Equity Fund’s subadvisory arrangements, all references in the prospectus to Aletheia (including the portfolio manager employed by Aletheia) are hereby deleted in their entirety, effective January 20, 2011.

Aletheia is no longer managing any assets of Equity Fund.  Envestnet is currently in the process of transitioning management of the portion of the Equity Fund’s assets formerly managed by Aletheia.  Until Envestnet selects a subadvisor to replace Aletheia or re-allocates a portion of the assets among the Equity Fund’s remaining subadvisers, Envestnet will manage these assets directly.

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You should read this Supplement in conjunction with the Prospectus, which provides the information a prospective investor should know about the Fund and should be retained for future reference.  A Statement of Additional Information dated April 30, 2010 has been filed with the Securities and Exchange Commission and is incorporated herein by reference.  You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (866)-616-4848.

Supplement dated January 6, 2011

3 TO 1 FUNDS:

3 to 1 Diversified Equity Fund

Supplement to the Statement of Additional Information dated April 30, 2010

Termination of Subadviser:

Effective as of January 20, 2011, Envestnet Asset Management, Inc. (“Envestnet”), as investment adviser to the 3 to 1 Diversified Equity Fund (the “Equity Fund”), will terminate the subadvisory relationship with Aletheia Research and Management, Inc. (“Aletheia”).  There are no changes to the subadvisory relationships for the 3 to 1 Strategic Income Fund. As a result of the changes to the Equity Fund’s subadvisory arrangements, all references in the Statement of Additional Information (“SAI”) to Aletheia (including all information relating to the portfolio manager employed by Aletheia) are hereby deleted in their entirety, effective January 20, 2011.

Aletheia is no longer managing any assets of Equity Fund.  Envestnet is currently in the process of transitioning management of the portion of the Equity Fund’s assets formerly managed by Aletheia.  Until Envestnet selects a subadvisor to replace Aletheia or re-allocates a portion of the assets among the Equity Fund’s remaining subadvisers, Envestnet will manage these assets directly.

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Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s prospectus. These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (866)-616-4848.

Supplement dated January 6, 2011